SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

_X_  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                        CITADEL ENVIRONMENTAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

                        CITADEL ENVIRONMENTAL GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)
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                                                       PRELIMINARY COPY

                        CITADEL ENVIRONMENTAL GROUP, INC.
                       900 West Castleton Road, Suite 100
                          Castle Rock, Colorado  80104
               ________________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 1, 2000
               _________________________________________________

     Notice is hereby given that a Special Meeting of Stockholders of Citadel Environmental Group, Inc. will be held on Wednesday, March 1, 2000, at 10:00 a.m., Mountain Time, at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, and at any and all adjournments thereof, to consider the following matters:

     1. A proposed one for thirty-six (1 for 36) reverse split of the outstanding shares of the Company's common stock.

     2. An amendment to the Company's Articles of Incorporation to change the name of the Corporation to SAN Holdings, Inc.

     3.  The approval of the Company's 2000 Stock Option Plan.

     4. The transaction of such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     Said meeting may be adjourned from time to time without notice other than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

     Only holders of the Company's no par value common stock, Series AA Convertible Preferred Stock, and Series BB Convertible Preferred Stock of record at the close of business on February 14, 2000, will be entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All Shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                L. W. Buxton, President
Castle Rock, Colorado
February 14, 2000

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                        CITADEL ENVIRONMENTAL GROUP, INC.
                       900 West Castleton Road, Suite 100
                          Castle Rock, Colorado  80104
             __________________________________________________

                                PROXY STATEMENT
             __________________________________________________

                      SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 1, 2000

                            GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Citadel Environmental Group, Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado, on Wednesday, March 1, 2000, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's Shareholders on or about February 16, 2000.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                     SHARES OUTSTANDING AND VOTING RIGHTS

     The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's no par value common stock (the "Common Stock"), and all of the issued and outstanding shares of the Company's Series AA and Series BB Convertible Preferred Stock (the "Preferred Stock"). The close of business on February 14, 2000, has been fixed by the Board of Directors of the Company as the record date. Only Shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 24,038,409 shares of Common Stock issued and outstanding, 2,700,000 shares of Series AA Convertible Preferred Stock issued and outstanding, and 3,800,000 shares of Series BB Convertible Preferred Stock issued and outstanding.

     Each Shareholder of record as of the record date will be entitled to one vote for each share of Common Stock and 36 votes for each share of Preferred Stock held as of the record date. Cumulative voting is not permitted. The presence at the Special Meeting of the holders of a majority of the number of shares of the Common Stock and Preferred Stock outstanding as of the record date will constitute a quorum for transacting business. The Common Stock and the Preferred Stock will vote together as a single class.


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                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of February 14, 2000, as to the shares of the Common Stock beneficially owned by each person who is the beneficial owner of more than five percent (5%) of the Company's Common Stock, each of the Company's Directors and by all of the Company's Directors and Executive Officers as a group. Each person has sole voting and investment power with respect to the shares shown except as noted.

        Name and Address           Amount and Nature of     Percent
      of Beneficial Owner          Beneficial Ownership     of Class
      -------------------          --------------------     --------

      L. W. Buxton                      48,336,012 (1)        18.7%
      900 West Castleton Road
      Suite 145
      Castle Rock, CO  80104

      Warren Smith                      45,600,012 (2)        17.7%
      900 West Castleton Road
      Suite 145
      Castle Rock, CO  80104

      Louis F. Coppage                           0              --
      900 West Castleton Road
      Suite 100
      Castle Rock, CO  80104

      Cory J. Coppage                            0              --
      900 West Castleton Road
      Suite 100
      Castle Rock, CO  80104

      All Officers and Directors        93,936,024            36.4%
      as a Group
______________

(1) Mr. Buxton owns 1,342,667 shares of the Company's Series BB Convertible Preferred Stock. Each share of Series BB Convertible Preferred Stock is entitled to 36 votes and is convertible into 36 shares of the Company's Common Stock before the proposed reverse split.

(2) Mr. Smith owns 1,266,667 shares of the Company's Series BB Convertible Preferred Stock. Each share of Series BB Convertible Preferred Stock is entitled to 36 votes and is convertible into 36 shares of the Company's Common Stock before the proposed reverse split.

                             REVERSE STOCK SPLIT

     The Board of Directors has proposed, subject to Shareholder approval, a 1 for 36 reverse split of the outstanding shares of the Company's Common Stock. There are presently 24,038,409 shares outstanding, and the reverse split will therefore reduce this number to approximately 670,000 shares. No fractional shares will be issued and instead a whole share will be issued to any Shareholder entitled to a fraction of a share.

     The reverse split is being proposed in order to comply with the Company's agreement with Storage Area Networks. In the acquisition of Storage Area

                                       2
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Networks, the Company issued 3,800,000 shares of Series B Convertible
Preferred Stock which will be convertible into 3,800,000 shares of Common Stock after the reverse split. The Company issued Convertible Preferred Stock in this acquisition because the Company didn't have a sufficient number of shares of authorized and unissued Common Stock to issue to the owners of Storage Area Networks. The Company has also raised approximately $3,500,000 in net proceeds from the sale of 2,700,000 shares of Series AA Convertible Preferred Stock. These shares are convertible into 2,700,000 shares of Common Stock after the reverse split. Therefore, after the reverse split and the conversion of all of the Series AA and BB Convertible Preferred Stock there will be approximately 7,170,000 shares of Common Stock issued and outstanding.

     A reverse stock split has no federal income tax consequences in that it is a non-taxable distribution of the Company's stock under Section 305 of the Internal Revenue Code. A shareholder's basis in each 36 shares before the reverse split will become the basis in one share after the reverse split.

VOTING AND BOARD OF DIRECTORS RECOMMENDATION

     An affirmative vote of a majority of the shares outstanding will be required to approve the proposed 1 for 36 reverse split.

     The Board of Directors recommends approval of the proposed 1 for 36 reverse split.

                     AMENDMENT TO THE ARTICLES OF INCORPORATION
                           CONCERNING THE NAME CHANGE

     The Board of Directors is proposing to amend the Company's Articles of Incorporation by changing Article I of the Company's Articles of Incorporation to read as follows:

                                  "ARTICLE I
                                     NAME

         The name of the Corporation shall be SAN Holdings, Inc."

     The change is being proposed in order to better reflect the business being conducted by the Company's two subsidiaries, Storage Area Networks, Inc. and CoComp, Inc.

VOTING AND BOARD OF DIRECTORS RECOMMENDATION

     An affirmative vote of a majority of the shares outstanding will be required to approve the proposed amendment to the Company's Articles of Incorporation.

     The Board of Directors recommends approval of this proposed amendment to the Articles of Incorporation.

                     APPROVAL OF 2000 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     In January 2000, the Company's Board of Directors approved the establishment of a Stock Option Plan (the "2000 Plan") subject to approval of the Company's shareholders. The Board of Directors believes that the 2000 Plan will advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by

                                     3
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employees, officers, directors and consultants.  The Board believes it also will enable the Company to attract and retain the services of employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance.

     The 2000 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 2000 Plan may not exceed 1,500,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. The option price may be satisfied by the payment of cash, or where approved by the Board of Directors, in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to the holder; (b) by surrender of shares of Common Stock of the Company having a Fair Market Value equal to the exercise price of the option that have been owned by holder for more than six months, or were obtained by the holder in the open public market; (c) by waiver of compensation due or accrued to the holder for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the holder and a broker-dealer whereby the holder irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price and the broker-dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the holder and a broker-dealer whereby the holder irrevocably elects to exercise the option and to pledge the shares so purchased to the broker-dealer in a margin account, and the broker-dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

     The Board of Directors may amend the 2000 Plan at any time, provided that the Board may not amend the 2000 Plan to materially increase the number of shares available under the 2000 Plan, materially increase the benefits accruing to Participants under the 2000 Plan, or materially change the eligible class of employees without shareholder approval.

     To date no stock options have been granted under the 2000 Plan.

     Approval of the 2000 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting. The Board of Directors recommend a vote FOR approval of the 2000 Plan.

                           SHAREHOLDER PROPOSALS

     The Board of Directors has not yet determined the date on which the next Annual Meeting of the Shareholders will be held. Any proposal by a Shareholder intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

                               OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. A majority vote of the shares represented at the Meeting is necessary to approve any such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    L.W. Buxton, President
Castle Rock, Colorado
February 14, 2000

                                    5
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
P R O X Y                                           PRELIMINARY COPY

                       CITADEL ENVIRONMENTAL GROUP, INC.

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints L.W. Buxton with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Citadel Environmental Group, Inc. held of record by the undersigned on February 14, 2000, at the Special Meeting of Shareholders to be held on March 1, 2000, or any adjournment thereof.

     1. A proposed one for thirty-six (1 for 36) reverse split of the outstanding shares of the Company's common stock.

         [  ]  For           [  ]  Against         [  ]  Abstain

     2. An amendment to the Company's Articles of Incorporation to change the name of the Corporation to SAN Holdings, Inc.

         [  ]  For           [  ]  Against         [  ]  Abstain

     3.  The approval of the Company's 2000 Stock Option Plan.

         [  ]  For           [  ]  Against         [  ]  Abstain

     4. The transaction of such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2 AND 3.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated:  _____________, 2000.
                                    __________________________________________
                                    Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITADEL ENVIRONMENTAL GROUP, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.